Exhibit 99.1

Filed under Rule 425

under the Securities Act of 1933, as amended

and deemed filed under Rule 14a-12

of the Securities Exchange Act of 1934, as amended

Filing by: Northern Star Investment Corp. II

Subject Company: Northern Star Investment Corp. II

File No. 001-39929

The following is an interview with William Capuzzi, the Chief Executive Officer of Apex, which appeared on the financial outlet Benzinga.

Benzinga – Power hour with Bill Capuzzi - March 19, 2021

Jason Raznick (00:10):

What is up. We’re here. We’re going to look. You went away, bill. There you are. How are you?

Bill Capuzzi:

Good to see you too

Jason Raznick:

I don’t really know if I still met you in person yet, but this is a camera way, I guess.

Bill Capuzzi: (00:26):

Well, it’s good to see you. We talk a lot.

Jason Raznick (00:28):

We do. You do. How have you been?

Bill Capuzzi:

I’ve been great. Great.

Jason Raznick:

That’s that’s great. And what I was describing was which people don’t know, you’ve helped bring access to investing to millions of people. And what I was bringing the analogy was there’s a company called plaid, which allows for account integration that you can do for logins. You guys have enabled the hard part of trading into a lot of platforms to open up investing for millions of people. And it’s, it’s the greatest thing because people used to, you know, leave their money in their checking account. And now there’s different ways for yield. It doesn’t mean you have to go always go buy a Tesla. You can go buy dividend yielding companies. You can go buy eats, you know, all that kind of stuff. And a lot of this you guys, I mean, yes, there were other companies like you, but you guys were the 4runner and being innovative. And I like, we start with a, like a little brief history of Apex from how you see it, bill.

Bill Capuzzi: (01:26):

I think one of the things first proof point on this is 30 million accounts, you know, since our inception we’ve, opened over the course of almost nine years. And I think the thing I’m most proud of to your point is, you know, we’re, we’re democratizing investing. We’re providing the ability for people that frankly never had the ability to invest, to start investing in their future. And that’s really important, obviously, right? These are people that frankly were, were cast aside or not given the ability to invest because quote unquote, they didn’t have enough money. And so a little bit of the history of Apex, we, we founded back in 2012 and at the core in the beginning it was, Hey, how do you do custody and clearing different? How do you provide a platform for those that are trying to disrupt, those are trying to innovate our industry.

So, the I’ll go back to the godfathers/godmothers of our industry, the likes of, you know, the Wealth Fronts, the motifs, the Betterments, aren’t the Robinhoods. You mentioned folks like that, that really kind of started this movement that lower the barriers to entry. And for us aren’t as Apex Clearing think of us as sort of the finTech of fintechs, right? Our job is so allow for others right today. It’s the SoFI’s and the stashes and the Goldman Sachs, Marcus’s the Webulls to sit on top of us, right. For them to focus on the end customer, the, the investor experience and for us to do all the things behind the scenes, right. And, you know it cause you know, you and I have swapped lots of stories over the years. You know what we do from account opening, obviously through the trading, all that stuff happens. And what we try and do to the extent possible is make it all as real-time, as seamless as possible.

Jason Raznick (03:21):

Yep. And was that always the vision of when it’s like, was this a result of like mergers back in the day in 2008? Like how did Apex come to be come to being, I guess?

Bill Capuzzi (03:31):

Yeah. So, so we’re owned by a company called PEAK6. PEAK6 is an investment company out of Chicago, amazing founders Jenny Just, Matt Hulsizer and a little bit of the history. They owned a company, they founded a company called Options House and Options House cleared through Penson Financial. You remember that name public company back in the day. Penson financial frankly, didn’t do a good job, right? Part of the challenge of being a custodian and doing what we do, you gotta know how to manage collateral. You need to know how to manage treasury funds, need to make sure that you follow all the, you know, the incredibly complicated rules in our industry, Penson didn’t- ran into major issues and PEAK6 stepped in, bought the assets of Penson that was forming. That’s what formed Apex back in 2012. And at the time, you know, you had this options house and it was trying to disrupt mainly the options trading direct to consumer.

And the premise was, Hey, if anyone looks like options house, if anyone’s trying to do something really disruptive and do something that’s going to help the end customer, the end investor, access the markets and seamless, smarter way, let’s give them the ability to do so. All right. So that was back to the Wealth Fronts and the Betterments and the Robinhoods, you know, folks like that just stayed true to our mission, right. Which is to help end-investors access the markets, provide that through our customers, which are these B2B players do things that frankly, others won’t.

Jason Raznick (05:14):

Yup, absolutely. And so your company has grown and empowered a lot of investing. One of the things, one of the things that’s latest and greatest, you guys decided to go public via a SPAC – NTSB. Producer, Aaron, it should be up on the screen, but it’s not. So put that up there. Thank you. And NTSB, wait, $NSTB?

Bill Capuzzi (05:34):

$NSTB. I have it tattooed on my arm.

Jason Raznick (05:37):

Okay. So two, so two questions. Okay. I have to get it tattooed on our screen. So the two questions are, how did you choose this one? Because there’s a lot of different SPAC you can marry to, and why’d you decide now the SPAC route?

Bill Capuzzi (05:53):

Yeah, the first one’s really simple. So the, the two sponsors within $NSTB, John Ledecky and Joanna Coles. John has done a number of SPACs, understanding exactly the process. He’s also, by the way, one of the co-owners of the Islanders, and the connection to PEAK6 is that Matt Hulsizer, Jenny Just used to be co-owners of a, of a hockey team in NHL. So they knew each other from the NHL.

Jason Raznick (06:26):

So it wasn’t just that you want a good hockey tickets. Okay.

Bill Capuzzi (06:31):

The islanders are playing well. So I hope to get to some games at some point. But look, it really was about, you know, we’re in the financial industry, we understand kind of how things work and what we wanted was, you know, the management team of the SPAC that was going to kind of provide an efficient way for us to get to IPO, right. That, you know, that’s sort of who we are as a company. We wanted, some professionals understood the SPAC landscape and could get us as quickly and efficiently and smartly, and obviously compliance wise from start to finish as fast as possible. And John and Joanna have been amazing partners. Joanna is actually gonna be joining the board of, of Apex once we IPO.

Jason Raznick (07:17):

Okay. Got it. And so a lot of that makes sense. So then the next question is like on the, you guys,your company enables so many firms and there are so many more firms you can enable the growth has been crazy. One of the questions in the chat would be like, okay, “Bill, do you worry about companies, self clearing, like Robinhood?” And I know you’ve probably been asked that, but I think when people hear from your, your it’ll be helpful for the investor to hear.

Bill Capuzzi (07:47):

Yeah, look so the short answer is I’m not, right. You know, if we do our job well there’s no reason for folks to go self-clearing. And you know, I said before, there’s a perfect marriage, right? So our clients can focus on the end customer experience, right. Eyeballs and creating this amazing experience for people to manage their money, not just invest. Right. So you think about somebody like Stash, right? Brandon Craig, and what he’s doing there, or the folks at Public, but they’re trying to create sort of a platform for an end customer to manage their money. And that’s amazing. It’s amazing. The barriers that they’ve, that they’ve lowered in terms of giving people, access to markets, giving people banking products. And so their focus is on continuing to sort of provide a great experience for the end customer.

Our job is to do all the stuff behind the scenes, make sure all the rules and regulations are done correctly and do it in a hyper efficient way. Right. And so our interests are you know, a hundred percent aligned in terms of what our job is and what their job is. That’s part, one part two is I think we saw it play out over the last, you know, whatever it is now, it’s, you know, 13 months you know, with the likes of Robinhood and some others, what we do is incredibly hard, right? And I think, you know that, Jason, you understand the industry, you know, if Vlad was sitting here and, you know, he’s a good friend and a partner of mine for many years. What he would tell you is, first of all, Robinhood wouldn’t be in existence. If it weren’t for Apex from the beginning. And then the second thing he would say is right, if it was honest is, is what we do is frigging art. It’s really hard to do this. It’s easy to do the technology, but the combination of the technology and sort of understanding how the rules and regulations work. And then, you know, I said before, you know, you talk about collateral management and treasury and all the sort of things that happen behind the scenes, marry that with the ability to open an account in five seconds or less with no paperwork, that is a superpower of Apex. Right. And for folks to try and replicate that just doesn’t make any sense.

Jason Raznick (10:08):

Yeah. And I know, I know Robinhood wouldn’t be even close without you guys and you guys have been an amazing part of them. And I, and I see we have this hard stop, but there’s one question I have to ask. I wish we would have started earlier, but okay. Walmart is exploring becoming a bank FinTech. Right. What type of services do you offer a company like Walmart?

Bill Capuzzi (10:28):

Yeah, look, I, I think this is this is going to be a lot of fun for us, right? Go back to our mission around democratizing, investing around, providing the ability for people to invest. Walmart has tens of hundreds of thousands, or excuse me, hundreds of millions of customers. You know, what Apex provides to Walmart is a turnkey solution. So they don’t have to worry about the brokerage they don’t have to worry about the regulations. What they need to do is focus on the end customer, right? Provide the ability if someone walks into their store and, and wants to buy it, you know, a 40 inch screen TV, give them the ability to also invest in their future. And our job is to effectively make that come to life. So Walmart will control the client experience and all that stuff, you know, think the Oz, right? The sort of man or woman behind the curtain, all that stuff that happens behind the scenes to make that come to life. That’s what Apex does.

Jason Raznick (11:22):

Got it. Got it. I mean, exactly. And that’s, they should be contacting you. Do we have time for one more question or no? A question they keep asking me in this chat is fractional shares. “Will, they do both limit and market orders.”

Bill Capuzzi (11:37):

We do that today. Yeah. So we were one of the pioneers that, that started fractional shares. We’ve been doing it now for two and a half years. So it’s kind of, it’s funny. I read about that. And I think, you know, I saw Schwab said that they’re going to offer fractional shares, like that’s old news, that’s 2018

Jason Raznick (11:56):

And would Apex be prepared to offer instant settlement or change to the T + 1 for settlement?

Bill Capuzzi (12:02):

Yeah. So the answer, the shorter answer is yes. And what I would tell you is I look at this I’m, I’m pushing right, for folks out there, continue to push on this because I think the industry needs that change. Obviously, a great, great opportunity for Apex because we’re ready for. But think about today, you buy a stock today, based on that thing, settles on Tuesday. It’s a crazy, like when you think about everything else in your life T + 2, right? Because the weekend doesn’t count in terms of settlement days. So you don’t have to settle that trade until Tuesday, which, you know, everything else in our lives is, is real time. Why isn’t this industry? which again, is going to play right To kind of our strength as a company.

Jason Raznick (12:48):

Yeah. And you’re the “thing behind the thing.” This is a whole thing that….you are. Because I do a whole thing. Like Twilio, I do a whole series, they all follow my “thing behind the thing”, traits… HubSpot. I always buy the “thing behind the thing”. That’s how I’ve invested my whole life. And people say, “why don’t you buy… you know? Cause I believe in the “thing behind the thing”, cause there’s so many things you can do…insurance, right? You’re not, I mean, I don’t know if you’re, there’s a lot of things that Apex is able to do. And I don’t think everyone understands the Apex story because sometimes when you’re the “thing behind the thing”, it takes longer, Twilio is my friend from Highschool, you know, grew up with him, the stock didn’t move for years. And then it’s frankly, because you know, your company makes a lot of the stuff. Will you ever be using crypto to do this that’s T + 1 settlement or you don’t need to use blockchain?

Bill Capuzzi (13:37):

Well, look, you know, we offer crypto today and the way we think about Jason is cryptocurrency is just another asset class and the superpower for us, and what we’ve been able to do is like you think about Coinbase is like, great. You can go on Coinbase and buy different currencies, but that’s all you can do there. Right? For Apex, it’s like it’s a platform, you know, for our customers to be able to offer equities options, futures, fixed income, ETFs option, or mutual funds and cryptocurrency. Like why, why should that be any different in terms of the platform for folks?

Jason Raznick (14:13):

It’s actually unbelievable what you do. And, like I wish we had more time. Cause I think I can like explain it cause I followed you guys for years and what you’ve done. And I know you’re the PEAK6 founders. I was at their party eight years ago and it was like some ABC thing. And I don’t even know if you’re there, but…

Bill Capuzzi (14:30):

Well you gotta come back again. Hopefully we’ll have it this year to come back.

Jason Raznick (14:33):

Hopefully. So and with the cash, with this raise, what do you guys plan to do with it other than trying to buy Benzinga, which I, you know, we’re, you know, we’re like a nine digit?

Bill Capuzzi (14:44):

We’ll talk offline about that. You know, look, two things, simply—one is organic growth. We’re going to, we want to double all, you know, the number of developers within the company over the next two years. And then from an inorganic standpoint, again, stick to this platform that I said before, the man or woman behind the curtain is to continue to add pieces to the puzzle behind the scenes in terms of supporting our customers. Right. And there’s a number of things that today we outsource those things. We think we’re going to in-source. We have NDAs with a whole bunch of companies that I think are good targets for us and are going to be sort of supporting exactly where we then and continue to kind of drive future. Okay.

Jason Raznick (15:30):

Okay. Bill, we appreciate you coming on and would love to have you on more because I do…you guys who…all these questions that you’re gonna get mad that I didn’t ask him, I’ll put them together, we’ll have our producer, put them together. We’ll send it to the company because they’re good questions. And I think when you understand the Apex story, a little more, you’ll really get this company because there’s, in the chat, There there’s some good questions. And I think when they understand the answers, people will, you know, that’s like no one got Amazon, AWS. When it started Jim Kramer called me the biggest idiot ever, when I said you should buy it when it was eight, when they started AWS. And then I believed them, I was 23 years old. I didn’t know anyways. And this is like the thing behind the thing. Sometimes you just, people don’t understand it. So, but guys, Apex is powering, you mentioned, like Stash, Wealth Front, all these companies, Marcus, all these companies are doing trades because of you.

Bill Capuzzi

That’s it. That’s it bud.

Jason Raznick

And it’s going public as a SPAC, $NSTB. Thank you for coming on. Let’s see each other soon and have a great weekend. Okay.

Bill Capuzzi (16:32):

Alright, pal. Thanks for having me on. Good to see you.

Jason Raznick

Yep. Thank you very much. Talk to you later. Yep.

*******

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the proposed business combination and the projected future financial performance of Apex and Apex’s operating companies following the proposed business combination; (3) changes in the market for Apex’s services, and expansion plans and opportunities; (4) anticipated client retention; (5) the sources and uses of cash of the proposed business combination; (6) the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed business combination; and (7) expectations related to the terms and timing of the proposed business combination.

These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Apex’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Apex. These forward-looking statements are subject to a number of risks and uncertainties, including: changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; the inability of the parties to successfully or timely consummate the merger, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to the Apex; Apex’s ability to successfully expand and/or retain its product and service offerings; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Apex presently know or that Northern Star and Apex currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward looking statements reflect Northern Star’s and Apex’s expectations, plans or forecasts of future events and views as of the date of this communication. Northern Star and Apex anticipate that subsequent events and developments will cause Northern Star’s and Apex’s assessments to change. However, while Northern Star and Apex may elect to update these forward-looking statements at some point in the future, Northern Star and Apex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Apex’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and Apex, the proposed transactions or other matters and attributable to Northern Star and Apex or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Important Information for Investors and Stockholders

In connection with the proposed business combination, Northern Star will file a registration statement on Form S-4, including a proxy statement and prospectus, with the SEC. Additionally, Northern Star will file other relevant materials with the SEC in connection with the business combination. Copies may be Northern Star Investment Corp. II, c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174. Security holders of Northern Star are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties thereto.

Participants in the Solicitation

Northern Star and Apex and their respective directors, managers and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies of Northern Star’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s filings with the SEC, including its final prospectus dated January 25, 2021 filed with the SEC on January 27, 2021. Information concerning the interests of persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Northern Star’s stockholders in connection with the proposed business combination will be set forth in the registration statement for the proposed business combination that Northern Star intends to file with the SEC, which will include a proxy statement and prospectus. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.